Exhibit 10(b)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of the Merrill Lynch Fundamental Growth Principal Protected Fund of our report dated March 30, 2004, relating to the financial statements of Main Place Funding, LLC, which appears in Main Place Funding, LLC’s Annual Report on Form 10-K for the year ended December 31, 2003.

/s/ PricewaterhouseCoopers LLP

Charlotte, North Carolina
December 27, 2004